UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2010

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2010

Semi-Annual Report

LMP Corporate Loan Fund Inc.

(TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Corporate Loan Fund Inc.

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Schedule of investments	1

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Statement of cash flows	11

Financial highlights	12

Notes to financial statements	13

Board approval of management and subadvisory agreements	18

Additional shareholder information	22

Dividend reinvestment plan	23

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Corporate Loan Fund Inc. for the six-month reporting period ended March 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

Special shareholder notice

On February 12, 2010, the Fund announced a change to its non-fundamental investment policy relating to the maturities of corporate and U.S. government debt securities in which the Fund may invest.

Under the Fund’s amended non-fundamental investment policy recommended by Fund management and approved by the Board of Directors, effective February 12, 2010, the Fund may invest up to 20% of its total assets in uncollateralized senior loans, investment and non-investment grade corporate debt securities, U.S. government debt, money market instruments, derivatives designed to hedge risks inherent in the Fund’s portfolio and certain other securities received in connection with investments in collateralized senior loans. Previously, the Fund’s permitted investments in investment and non-investment grade corporate securities and U.S. government debt was limited to securities and debt with maturities of no longer than five years from the date they were acquired by the Fund.

This change to the Fund’s non-fundamental investment policy is intended to broaden the investment opportunities of the Fund, and is undertaken in response to the changing characteristics of the securities market in which the Fund invests. The new issue leveraged finance market has been historically more heavily weighted toward corporate loan issuance. Recently, however, bonds have accounted for the majority of new issuance. By removing the non-fundamental investment policy relating to maturity, the Fund is now able to participate in a broader section of the new issue market. It is important to note the change is expected to provide the Fund’s investment manager with additional flexibility to meet the Fund’s investment objectives and address developments in the market, but there is no expectation that this will result in dramatic changes in the credit risk undertaken by the Fund or in the weighted average

LMP Corporate Loan Fund Inc.	III

maturity of the Fund’s portfolio. Also, the Fund will continue to invest at least 80% of its total assets in senior collateralized loans.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

IV	LMP Corporate Loan Fund Inc.

Investment commentary

Economic review

The lengthiest recession since the Great Depression finally appeared to have ended during the reporting period. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the advance estimate for GDP growth was a solid 3.2%. The ongoing economic expansion was largely the result of increased consumer spending, as it grew 3.6% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded eight consecutive months and March 2010’s PMI reading of 59.6 was the highest since July 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes and the end of a government tax credit for first-time buyers could lead to a choppy recovery. At the end of March 2010, there was an 8.0 month supply of unsold homes, a slight improvement from the 8.5 month supply the prior month. Based on its most recent data, the S&P/Case-Shiller Home Price Indexiii  indicated that U.S. home prices in February 2010 rose from a year earlier for the first time in more than three years. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 6.8% in March as people rushed to take advantage of the government’s $8,000 tax credit for first-time home buyers that is set to expire at the end of April.

While there was some positive news in the labor market in March, continued high unemployment could negatively impact the pace of the economic recovery. The U.S. Department of Labor reported that employers added 162,000 jobs in March, the largest monthly gain in three years. However, upon closer inspection, the data showed that nearly 30% of these new hires were temporary government jobs for the 2010 Census. In addition, the unemployment rate remained at 9.7% in March, where it has stood since January 2010.

Financial market overview

Over the course of the six-month reporting period ended March 31, 2010, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. This was in sharp contrast to the latter part of 2008 and early 2009, when the financial markets were negatively impacted by periods of extreme volatility, illiquidity and heightened risk aversion. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010 (subsequent to the close of the reporting period), the economy was “far from being out of the woods.” Given this, it was no surprise that the Fed kept the federal funds ratev in a historically low range of 0 to 1/4 percent during the reporting period. At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of

LMP Corporate Loan Fund Inc.	V

resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the six months ended March 31, 2010. While risk aversion ruled the fixed-income markets during much of 2008 and early 2009, by the end of the first quarter of 2009 there was robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 0.95% and 3.31%, respectively, two- and ten-year Treasury yields then generally declined through the end of November, with two- and ten-year Treasury yields falling to 0.67% and 3.21%, respectively. With economic data further improving at the end of 2009, yields then moved sharply higher in December, with two- and ten-year Treasury yields rising to 1.14% and 3.85%, respectively, on December 31st. However, some mixed economic data then caused yields to decline again in January. Treasuries then traded in a relatively narrow range in February before moving higher in March. Two- and ten-year Treasuries ended the reporting period at 1.02% and 3.84%, respectively.

Over the six months ended March 31, 2010, longer-term Treasury yields increased more than their shorter-term counterparts as economic data improved and there were fears of future inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector prices moved higher. For the six months ended March 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 1.99%.

Performance review

For the six months ended March 31, 2010, LMP Corporate Loan Fund Inc. returned 8.58% based on its net asset value (“NAV”)viii and 19.03% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Loan Participation Closed-End Funds Category Averageix returned 10.23% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.24 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$11.91 (NAV)	8.58%
$11.30 (Market Price)	19.03%

All figures represent past performance and are not a guarantee of future results.

*  Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

VI	LMP Corporate Loan Fund Inc.

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2010

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short-term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i       Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii      The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii     The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv     The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v      The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi     Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii    The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii   Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix      Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 44 funds in the Fund’s Lipper category.

LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report	1

Schedule of investments (unaudited)

March 31, 2010

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans (a)(b) — 94.0%
Aerospace/Defense — 2.6%
Be Aerospace Inc., New Term Loan B	5.750%	6/30/10	$728,701	$739,024
CACI International Inc., Term Loan	1.740 - 1.750%	5/14/10	1,116,771	1,117,120
McKechnie Aerospace Holdings Inc., Term Loan B	2.250 - 4.250%	6/30/10	1,310,000	1,261,694
Transdigm Inc., Term Loan B	2.278%	6/23/10	1,536,757	1,513,945
Total Aerospace/Defense				4,631,783
Automotive — 1.8%
Dayco Products LLC, Term Loan B2	10.500%	6/30/10	105,109	102,482
Dayco Products LLC, Term Loan B4	12.500%	6/30/10	15,554	15,165	(c)
Kar Holdings, Term Loan B	3.000%	4/30/10	1,443,300	1,407,517
Keystone Automotive Industries Inc., Term Loan B	3.751 - 5.750%	6/30/10	512,570	378,661
Tire Rack Inc., Term Loan B	2.000%	4/26/10	1,394,755	1,355,237
Total Automotive				3,259,062
Broadcast Radio and Television — 2.6%
National Cinemedia Inc., Term Loan B	2.010%	6/14/10	2,785,659	2,710,794
Univision Communications, Term Loan B	2.540%	6/30/10	1,250,000	1,116,559
Weather Channel, Replacement Term Loan	5.000%	9/27/10	861,801	873,202
Total Broadcast Radio and Television				4,700,555
Building and Development — 6.2%
Beacon Sales Acquisition Inc., Term Loan B	2.246 - 2.251%	4/26/10	1,133,314	1,078,065
Building Materials Holding Corp., First Lien Term Loan	3.000%	4/23/10	2,039,229	2,016,571
Capital Automotive REIT, Term Loan	1.980%	4/1/10	1,627,960	1,606,932
Contech Construction Products Inc., Term Loan	2.240%	4/19/10	945,224	863,108
Custom Building Products Inc., Term Loan B	5.750%	4/19/10	594,170	597,883
Infrastrux Group Inc., Term Loan B	8.000%	4/30/10	1,063,368	1,060,710	(c)
Panolam Industries International Inc., Extended First Lien Term Loan	8.250%	6/30/10	1,120,850	1,019,974
Pike Electric Inc., Term Loan B	1.750%	4/13/10	906,996	872,417
Pike Electric Inc., Term Loan C	1.750%	4/19/10	1,072,688	1,031,792
South Edge LLC, Term Loan C	0.000%	6/30/10	2,500,000	1,020,832	(d)
Total Building and Development				11,168,284
Business Equipment and Services — 9.4%
Asurion Corp., First Lien Term Loan	3.228 - 3.250%	5/12/10	1,203,772	1,193,489
Asurion Corp., Second Lien Term Loan	6.730%	4/12/10	1,500,000	1,492,812
Belfor U.S.A., Term Loan B	5.750 - 6.000%	6/30/10	2,292,995	2,275,798
Booz Allen Hamilton Inc., Tranche C Term Loan	6.000%	6/11/10	965,580	972,218
Bright Horizons Family Solutions, Term Loan B	6.250%	6/30/10	1,504,554	1,512,548
Deluxe Entertainment Service Group Inc., Canadian Term Loan	6.250%	4/30/10	125,580	116,161
Deluxe Entertainment Service Group Inc., Letter of Credit	6.250%	6/30/10	74,486	68,899
Deluxe Entertainment Service Group Inc., Second Lien Term Loan	11.000%	4/30/10	100,000	88,000
Deluxe Entertainment Service Group Inc., Term Loan	6.250%	6/30/10	1,177,917	1,089,573
Fidelity National Information Solutions Inc., Term Loan C	4.484%	4/6/10	171,263	173,081
Intralinks Inc., Term Loan	2.998%	4/30/10	798,935	762,983
Lender Processing Services Inc., Term Loan	2.748%	4/30/10	449,143	450,547

See Notes to Financial Statements.

2	LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Business Equipment and Services — continued
Metavante Corp., Term Loan B	3.479 - 3.499%	5/4/10	$740,277	$743,053
N.E.W Holdings I LLC, Secured Term Loan	0.000%	3/25/16	1,625,000	1,604,687
NCO Group, Term Loan	5.280 - 7.500%	6/30/10	698,671	693,577
Neff Corp., Second Lien Term Loan	0.000%	4/14/10	1,687,500	212,343	(d)
Riskmetrics Group Holdings LLC, Term Loan B	2.290%	6/30/10	2,113,733	2,105,807
U.S. Investigations Services LLC, Term Loan	3.271%	6/21/10	1,089,400	1,009,057
Verifone Inc., Term Loan	3.000%	4/30/10	361,601	356,177
Total Business Equipment and Services				16,920,810
Cable and Satellite Television — 3.0%
Bragg Communications Inc., Term Loan B Tranche Two	2.752%	6/1/10	1,962,226	1,942,604
Insight Midwest Holdings LLC, Term Loan B	2.250%	4/6/10	1,700,000	1,655,907
Virgin Media Investment Holdings Ltd., Term loan B10	3.749%	4/26/10	1,759,512	1,755,114
Total Cable and Satellite Television				5,353,625
Chemicals/Plastics — 5.7%
Hexion Specialty Chemicals Inc., Extended Term Loan C4	4.000%	5/5/10	812,323	775,768
Hexion Specialty Chemicals Inc., Term Loan C5	2.563%	6/30/10	780,426	725,796
Huish Detergents Inc., Second Lien Term Loan	4.510%	6/7/10	1,675,000	1,601,719
Kik Custom Products, Canadian Term Loan	2.500%	4/26/10	93,293	80,543
Kik Custom Products, Second Lien Term Loan	5.249%	4/26/10	1,583,334	938,125
Kik Custom Products, Term Loan B	2.500%	4/26/10	544,207	469,832
Nalco Co., Term Loan	5.750%	6/30/10	893,250	904,230
Polypore Inc., Term Loan B	2.500%	4/30/10	1,082,790	1,050,306
Rockwood Specialties Group Inc., Tranche H	6.000%	4/30/10	1,118,540	1,126,230
Texas Petrochemicals Corp., Letter of Credit	2.813%	4/6/10	372,187	350,787
Texas Petrochemicals Corp., Term Loan B	2.813%	4/6/10	1,102,675	1,039,271
Unifrax Corp., Term Loan B	2.500%	4/30/10	1,423,042	1,302,083
Total Chemicals/Plastics				10,364,690
Clothing/Textiles — 0.6%
Hanesbrands Inc., New Term Loan	5.250%	4/12/10	956,557	969,859
Conglomerates — 0.8%
TriMas Corp., Tranche B Extended Term Loan	6.000%	5/4/10	1,176,094	1,123,170
TriMas Corp., Tranche B1 LC Extended Term Loan	6.000%	6/30/10	281,250	267,187
Total Conglomerates				1,390,357
Containers and Glass Products — 2.2%
Crown Americas LLC, Term Loan	1.980%	4/15/10	960,000	954,000
Crown Americas LLC, Term Loan B	1.980%	4/15/10	960,000	954,000
Graphic Packaging International Inc., First Lien Term Loan	2.249 - 2.251%	4/27/10	2,013,488	1,988,577
Total Containers and Glass Products				3,896,577
Cosmetics/Personal Care — 0.6%
Vi-Jon, Term Loan B	2.229 - 2.237%	4/19/10	1,071,969	1,034,450
Drugs — 2.3%
Cardinal Health Inc., Dollar Term Loan	2.496%	4/26/10	1,098,225	1,029,128
Royalty Pharma Finance Trust, Term Loan	2.540%	6/30/10	3,215,478	3,187,342
Total Drugs				4,216,470

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report	3

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Electronics/Electric — 7.1%
Dealer Computer Services, Second Lien Term Loan	5.748%	4/30/10	$1,000,000	$945,000
Dealer Computer Services, Term Loan	2.248%	4/30/10	1,804,328	1,768,241
Intergraph Corp., First Lien Term Loan	4.502%	5/28/10	2,250,106	2,244,013
Intergraph Corp., Term Loan B	6.000%	6/9/10	427,703	431,264
Redprairie Corp., Term Loan B	0.000%	3/31/16	680,794	682,496
Sabre Inc., Term Loan B	2.248 - 2.249%	4/30/10	1,588,358	1,476,113
Spansion LLC, Exit Term Loan B	7.750%	6/30/10	500,000	505,625
Springboard Finance LLC, Term Loan A	7.000%	5/24/10	474,096	478,126
Travelport, Delayed Draw Term Loan	2.790%	7/1/10	1,693,214	1,647,822
Travelport, Term Loan C	10.500%	7/1/10	297,750	299,983
Vertafore Inc., Term Loan B2	5.500%	5/25/10	2,443,901	2,358,365
Total Electronics/Electric				12,837,048
Equipment Leasing — 0.5%
Rent-a-Center Inc., Extended Term Loan B	3.260 - 3.270%	6/18/10	829,336	827,263
Rent-a-Center Inc., Term Loan B	1.980 - 2.010%	5/21/10	46,117	45,425
Total Equipment Leasing				872,688
Finance — 0.8%
CB Richard Ellis Group Inc., Tranche B	6.000 - 6.250%	6/30/10	1,146,787	1,142,666
Delos Aircraft Inc., Term Loan B2	7.000%	6/30/10	123,475	125,250
International Lease Finance Corp., Term Loan B1	6.750%	6/30/10	168,375	172,743
Total Finance				1,440,659
Food Products — 5.0%
American Seafoods Group LLC, Term Loan B1	4.040%	4/30/10	503,539	500,077
American Seafoods Group LLC, Term Loan B2	4.040%	4/30/10	760,284	756,483
Michael Foods Inc., Term Loan B	6.500%	4/30/10	965,227	973,673
NPC International, Term Loan B	1.980 - 2.050%	6/30/10	1,443,719	1,385,970
Pierre Foods Inc., New Term Loan	7.000%	9/13/10	453,000	455,171
Pinnacle Foods Group Inc., Term Loan B	2.979%	4/6/10	2,186,751	2,121,452
Wm. Bolthouse Farms Inc., New Second Lien Term Loan	9.500%	5/11/10	1,000,000	1,008,594
Wrigley Jr. Co., Term Loan B1	3.063%	6/30/10	668,055	673,107
Wrigley Jr. Co., Term Loan B2	3.313%	6/30/10	1,112,434	1,121,164
Total Food Products				8,995,691
Food/Drug Retailers — 1.8%
General Nutrition Centers, Term Loan B	2.490 - 2.540%	6/30/10	1,408,010	1,351,690
Smart & Final, Delayed Draw Term Loan	3.252 - 3.278%	6/23/10	379,255	356,500
Smart & Final, First Lien Term Loan	3.249 - 3.252%	5/26/10	538,127	505,840
Vicar Operating Inc., Term Loan	1.750%	4/30/10	1,007,563	993,079
Total Food/Drug Retailers				3,207,109
Forest Products — 0.2%
Domtar Inc., Term Loan	1.612%	4/19/10	334,660	332,882
Healthcare — 8.7%
AMN Healthcare Inc., New Term Loan B	6.250%	6/30/10	1,319,869	1,309,970
Ardent Medical Services Inc., First Lien Term Loan	6.500%	4/19/10	1,167,401	1,155,727
Biomet Inc., Term Loan B	3.248 - 3.284%	6/25/10	1,865,167	1,839,905

See Notes to Financial Statements.

4	LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Healthcare — continued
Carestream Health Inc., Second Lien Term Loan	5.498%	4/30/10	$2,300,000	$2,102,775
Davita Inc., Term Loan B1	1.730 - 1.790%	6/30/10	2,250,000	2,220,111
DJO Finance LLC, Term Loan B	3.248%	4/30/10	1,509,237	1,470,752
Education Management Corp., Term Loan B	2.063%	6/30/10	1,681,317	1,635,600
Fresenius US Finance I Inc., Term Loan C1	4.500%	6/10/10	1,246,419	1,261,999
Fresenius US Finance I Inc., Term Loan C2	4.500%	6/10/10	748,511	757,868
Hologic, Tranche B Term Loan	3.500%	4/22/10	70,157	70,127
Medassets Inc., Term Loan B	4.040 - 4.193%	9/30/10	1,973,272	1,928,874
Total Healthcare				15,753,708
Home Furnishings — 0.1%
Sleep Innovations Inc., Second Lien Term Loan	10.250%	6/30/10	449,224	266,165	(c)
Hotels/Motels/Inns and Casinos — 2.3%
Ameristar Casinos Inc., Initial Term Loan	3.501%	4/20/10	1,803,778	1,803,778
Penn National Gaming Inc., Term Loan B	1.980 - 2.000%	5/10/10	1,114,525	1,103,446
Seminole Tribe of Florida, Term Loan	1.813%	6/30/10	162,757	159,366
Seminole Tribe of Florida, Term Loan B2	1.813%	6/30/10	586,636	574,414
Seminole Tribe of Florida, Term Loan B3	1.813%	6/30/10	427,552	418,645
Total Hotels/Motels/Inns and Casinos				4,059,649
Industrial Equipment — 2.6%
Bucyrus International Inc., Term Loan	4.500%	4/19/10	1,607,033	1,626,317
Manitowoc Co. Inc., Term Loan B	7.500%	4/19/10	971,339	974,678
Oshkosh Truck Corp., Term Loan B	6.250 - 6.260%	6/7/10	614,247	617,423
Veyance Technologies Inc., Delayed Draw Term Loan	2.740%	4/19/10	214,364	190,516
Veyance Technologies Inc., Term Loan B	2.740%	4/19/10	1,496,711	1,330,202
Total Industrial Equipment				4,739,136
Leisure — 4.7%
AE Europe Holdings Inc., First Lien Term Loan	3.000%	4/30/10	754,802	739,706
AE Europe Holdings Inc., Second Lien Term Loan	6.730%	4/5/10	1,000,000	965,000
Amscan Holdings Inc., Term Loan B	2.534%	6/25/10	673,389	644,770
Lodgenet Entertainment Corp., Term Loan B	2.300%	6/30/10	1,422,012	1,346,172
Regal Cinemas Inc., Term Loan	3.790%	6/30/10	2,191,517	2,201,495
Ticketmaster, Term Loan B	7.000%	4/22/10	737,888	745,498
Zuffa, Incremental Term Loan	7.500%	4/30/10	374,728	378,475
Zuffa, Term Loan B	2.313%	4/30/10	1,518,871	1,450,522
Total Leisure				8,471,638
Nonferrous Metals/Materials — 2.7%
Compass Minerals Group Inc., Term Loan	1.760 - 1.800%	6/30/10	1,023,516	1,013,281
Novelis Inc., CA Term Loan	2.250%	4/30/10	388,183	376,746
Novelis Inc., US Term Loan	2.250 - 2.300%	6/30/10	854,044	828,880
Oxbow Carbon And Minerals Holdings LLC, Term Loan	2.290%	6/30/10	702,899	686,644
Walter Industries Inc., Term Loan B	2.480 - 2.540%	6/30/10	1,989,644	1,967,260
Total Nonferrous Metals/Materials				4,872,811

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report	5

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil & Gas — 5.3%
Alon USA Inc., Edgington Term Loan	2.498%	4/30/10	$312,845	$242,064
Alon USA Inc., Paramount Term Loan	2.498 - 2.502%	5/28/10	2,502,761	1,936,511
Astoria Generating Co. Acquisitions LLC, Term Loan B	2.000 - 2.030%	6/23/10	792,651	777,363
Coffeyville Resources LLC, Tranche D Term Loan	8.500%	4/1/10	1,043,847	1,058,387
Dresser Inc., Term Loan B	2.497 - 2.500%	5/18/10	1,218,218	1,172,209
Hercules Offshore Inc., Term Loan B	6.000%	4/1/10	847,080	827,486
Semcrude L.P., Second Lien Term Loan	9.000%	6/30/10	196,214	195,331
Targa Resources Inc., New Term Loan	6.000%	6/30/10	877,401	882,885
Volnay Acquisition Co. I, Term Loan B	3.290 - 3.570%	7/30/10	793,984	784,059
Western Refining Co. L.P., Term Loan	9.750%	6/30/10	1,780,802	1,707,663
Total Oil & Gas				9,583,958
Publishing — 4.2%
Dex Media East LLC, New Term Loan	2.750 - 2.800%	6/30/10	1,634,222	1,460,926
Getty Images, Term Loan B	6.250%	6/30/10	1,254,795	1,263,161
Lamar Media Corp., Series F	5.500%	4/29/10	971,123	982,048
Lamar Media Corp., Term Loan B	5.500%	4/29/10	1,232,284	1,229,203
Valassis Communications Inc., Delayed Draw Term Loan	2.050%	6/30/10	199,846	198,597
Valassis Communications Inc., Term Loan	2.050%	6/30/10	601,649	597,889
Wenner Media LLC, Term Loan B	1.997%	4/30/10	1,341,778	1,288,106
World Color Press Inc., Exit Term Loan	9.000%	4/1/10	498,194	504,837
Total Publishing				7,524,767
Retailers — 2.7%
J Crew Group, Term Loan B	2.063%	6/30/10	129,549	124,367
Michaels Stores Inc., Term Loan B	2.500 - 2.563%	6/30/10	1,479,156	1,410,283
Neiman-Marcus Group Inc., Term Loan	2.228 - 2.252%	6/7/10	1,444,303	1,372,490
Petco Animal Supplies Inc., Term Loan	2.498 - 2.540%	6/30/10	1,209,375	1,193,610
Pilot Travel Centers LLC, Term Loan B	0.000%	1/15/16	836,157	844,451
Total Retailers				4,945,201
Steel — 0.4%
Tube City IMS Corp., Letter of Credit	2.501%	4/5/10	81,081	75,608
Tube City IMS Corp., Term Loan	2.498%	4/30/10	648,851	605,054
Total Steel				680,662
Surface Transport — 0.5%
Coach America Holdings Inc., First Lien Term Loan B	3.000%	4/29/10	896,821	762,298
Coach America Holdings Inc., Synthetic Letter of Credit	2.901%	4/1/10	190,153	161,630
Total Surface Transport				923,928
Telecommunications/Cellular Communications — 2.8%
Crown Castle Operating Co., Term Loan B	1.748%	4/30/10	470,228	462,763
Metropcs Wireless Inc., Term Loan B	2.500%	4/30/10	1,920,277	1,885,605
Ntelos Inc., Term Loan B	5.750%	4/30/10	2,670,004	2,697,539
Total Telecommunications/Cellular Communications				5,045,907
Utilities — 3.8%
Calpine Corp., First Priority Term Loan	3.165%	6/30/10	1,990,555	1,932,767
Covanta Holding Corp., Letter of Credit	1.751%	4/1/10	164,948	159,835

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2010

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Utilities — continued
Covanta Holding Corp., Term Loan B	1.750%	5/14/10	$325,000	$314,925
Firstlight Power Resources Inc., Letter of Credit	2.813%	6/30/10	100,709	94,415
Firstlight Power Resources Inc., Second Lien Term Loan	4.813%	6/30/10	250,000	226,250
Firstlight Power Resources Inc., Term Loan B	2.813%	6/23/10	967,526	907,055
Great Point Power, Delayed Draw Term Loan	0.000%	3/31/17	268,299	272,994
Mirant North America LLC, Term Loan B	1.998%	4/30/10	691,006	679,950
Reliant Energy Inc., Letter of Credit	0.229%	4/1/10	466,667	444,500
TPF Generation Holdings LLC, Letter of Credit	2.290%	6/30/10	154,214	149,877
TPF Generation Holdings LLC, Revolver	2.290%	6/30/10	48,343	46,984
TPF Generation Holdings LLC, Second Lien Term Loan C	4.540%	6/30/10	830,000	743,888
TPF Generation Holdings LLC, Term Loan B	2.290%	6/30/10	389,470	378,516
USPF Holdings LLC, Term Loan	1.996%	4/26/10	571,044	567,475
Total Utilities				6,919,431
Total Collateralized Senior Loans (Cost — $172,712,218)				169,379,560
Uncollateralized Senior Loans (a)(b) — 0.7%
Clothing/Textiles — 0.7%
Levi Strauss & Co., Term Loan	2.496%	4/26/10	1,398,319	1,306,554
Total Uncollateralized Senior Loans (Cost — $949,875)				1,306,554
Corporate Bonds & Notes — 3.2%
Consumer Discretionary — 0.6%
Specialty Retail — 0.6%
General Nutrition Centers	5.750%	3/15/14	1,175,000	1,117,718	(c)(f)
Consumer Staples — 0.1%
Household Products — 0.1%
Central Garden and Pet Co.	8.250%	3/1/18	100,000	101,875
Energy — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
Stallion Oilfield Holdings	10.500%	2/15/15	2,000,000	1,975,000	(e)
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 1.4%
Qwest Corp., Senior Notes	3.507%	6/15/13	2,659,000	2,695,561	(f)
Total Corporate Bonds & Notes (Cost — $5,536,467)				5,890,154

	Shares
Common Stocks — 0.5%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Dayco Products LLC	4,745	147,095	*(g)
Dayco Products LLC	167	5,177	*(g)
Total Automobiles		152,272
Textiles, Apparel & Luxury Goods — 0.0%
Comfort Co. Inc.	3,664	0	*(g)(h)
Total Consumer Discretionary		152,272

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report	7

LMP Corporate Loan Fund Inc.

Security	Shares	Value
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
SemGroup Corp., Class A Shares	24,938	$719,461	*
Total Common Stocks (Cost — $687,306)		871,733
Total Investments Before Short-Term Investment (Cost — $179,885,866)		177,448,001

	Rate	Maturity Date	Face Amount
Short-Term Investment — 1.6%
U.S. Government Agency — 1.6%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $2,797,000)	0.001%	4/1/10	$2,797,000	$2,797,000	(i)
Total Investments — 100.0% (Cost — $182,682,866#)				$180,245,001

*	Non-income producing security.
(a)	The date shown represents the last in range of interest reset dates.
(b)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	The coupon payment on these securities is currently in default as of March 31, 2010.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Variable rate securities. Coupon rates disclosed are those which are in effect at March 31, 2010. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(h)	Illiquid security.
(i)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

REIT	—Real Estate Investment Trust
Second Lien	—Subordinate Lien to First Lien
Term	—Term loan typically with a First Lien on specified assets

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2010

Assets:
Investments, at value (Cost — $182,682,866)	$180,245,001
Cash	711,370
Receivable for securities sold	973,200
Principal paydown receivable	665,130
Interest receivable	658,059
Prepaid expenses	20,585
Total Assets	183,273,345

Liabilities:
Loan payable (Note 5)	25,500,000
Payable for securities purchased	4,437,626
Investment management fee payable	120,620
Interest payable	70,156
Distributions payable to auction rate cumulative preferred stockholders	32,391
Directors’ fees payable	9,061
Accrued expenses	97,769
Total Liabilities	30,267,623
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 7)	35,000,000
Total Net Assets	$118,005,722

Net Assets:
Par value ($0.001 par value; 9,910,750 shares issued and outstanding; 50,000,000 common shares authorized)	$9,911
Paid-in capital in excess of par value	146,657,690
Undistributed net investment income	455,614
Accumulated net realized loss on investments	(26,679,628)
Net unrealized depreciation on investments	(2,437,865)
Total Net Assets	$118,005,722

Shares Outstanding	9,910,750

Net Asset Value	$11.91

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended March 31, 2010

Investment Income:
Interest	$3,817,194

Expenses:
Investment management fee (Note 2)	695,326
Interest expense (Note 5)	199,205
Legal fees	78,056
Audit and tax	58,139
Commitment fees (Note 5)	24,971
Directors’ fees	24,160
Transfer agent fees	22,877
Excise tax (Note 1)	16,382
Stock exchange listing fees	9,770
Shareholder reports	9,330
Rating agency fees	8,976
Auction participation fees (Note 7)	8,827
Auction agent fees	7,979
Custody fees	4,879
Insurance	2,219
Miscellaneous expenses	7,856
Total Expenses	1,178,952
Net Investment Income	2,638,242

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(357,040)
Change in Net Unrealized Appreciation/Depreciation From Investments	6,898,636
Net Gain on Investments	6,541,596
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Notes 1 and 7)	(41,545)
Increase in Net Assets from Operations	$9,138,293

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2010 (unaudited) and the Year Ended September 30, 2009	2010	2009

Operations:
Net investment income	$2,638,242	$6,003,073
Net realized loss	(357,040)	(16,953,165)
Change in net unrealized appreciation/depreciation	6,898,636	18,031,294
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(41,545)	(379,548)
Increase in Net Assets From Operations	9,138,293	6,701,654

Distributions to Shareholders From (Note 1):
Net investment income	(2,418,223)	(5,500,466)
Decrease in Net Assets From Distributions to Shareholders	(2,418,223)	(5,500,466)
Increase in Net Assets	6,720,070	1,201,188

Net Assets:
Beginning of period	111,285,652	110,084,464
End of period*	$118,005,722	$111,285,652
* Includes undistributed net investment income of:	$455,614	$277,140

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report	11

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest and principal paydowns received	$2,759,224
Operating expenses paid	(1,036,271)
Interest paid on loan	(159,188)
Net sales and maturities of short-term investments	428,650
Cash distributions paid to auction rate cumulative preferred stockholders	(17,066)
Purchases of long-term investments	(43,422,251)
Proceeds from disposition of long-term investments	43,752,317
Net Cash Provided By Operating Activities	2,305,415

Cash Flows Provided (used) by Financing Activities:
Cash distributions paid on Common Stock	(2,418,223)
Net Cash Used By Financing Activities	(2,418,223)
Net Decrease in Cash	(112,808)
Cash, Beginning of period	824,178
Cash, End of period	$711,370

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets from Operations	$9,138,293
Accretion of discount on investments	(359,834)
Amortization of premium on investments	(5,618)
Increase in investments, at value	(8,005,480)
Decrease in payable for securities purchased	(128,723)
Increase in interest and principal paydowns receivable	(749,837)
Decrease in receivable for securities sold	2,408,642
Increase in prepaid expenses	(9,262)
Increase in distributions payable to auction rate preferred stockholders	24,479
Increase in interest payable	40,017
Decrease in accrued expenses	(47,262)
Total Adjustments	(6,832,878)
Net Cash Flows Provided by Operating Activities	$2,305,415

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2010[1]		2009	2008	2007	2006[2]	2005

Net asset value, beginning of period	$11.23		$11.11	$13.48	$14.25	$14.32	$14.29

Income (loss) from operations:
Net investment income	0.27		0.61	1.16	1.51	1.36	0.96
Net realized and unrealized gain (loss)	0.65		0.11	(2.31)	(0.72)	(0.09)	0.02
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.00)	[3]	(0.04)	(0.38)	(0.47)	(0.41)	(0.25)
Total income (loss) from operations	0.92		0.68	(1.53)	0.32	0.86	0.73

Less distributions from:
Net investment income	(0.24)		(0.56)	(0.84)	(1.09)	(0.93)	(0.70)
Total distributions	(0.24)		(0.56)	(0.84)	(1.09)	(0.93)	(0.70)

Net asset value, end of period	$11.91		$11.23	$11.11	$13.48	$14.25	$14.32

Market price, end of period	$11.30		$9.72	$8.15	$12.65	$13.43	$13.05
Total return, based on NAV [4,5]	8.58%		9.15%	(11.07)%	2.43%	6.80%	5.46%
Total return, based on Market Price [5]	19.03%		28.79%	(30.48)%	2.00%	10.44%	(5.80)%

Net assets, end of period (millions)	$118		$111	$110	$134	$141	$142

Ratios to average net assets[6]:
Gross expenses	2.08%[7]		2.92%	2.13%	2.63%[8]	2.31%	2.27%
Gross expenses, excluding interest expense	1.73	[7]	2.22	1.89	1.95 [8]	1.84	2.22
Net expenses	2.08	[7]	2.92 [9]	2.12 [9]	2.55 [8,9,10]	2.31 [10]	2.27
Net expenses, excluding interest expense	1.73	[7]	2.22 [9]	1.89 [9]	1.87 [8,9,10]	1.84 [10]	2.22
Net investment income	4.65	[7]	6.73	9.33	10.67	9.48	6.71

Portfolio turnover rate	23%		27%	29%	77%	86%	81%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$35,000		$35,000	$35,000	$85,000	$85,000	$85,000
Asset Coverage Per Share	73,763		70,986	57,378	64,279	66,469	66,678
Involuntary Liquidating Preference Per Share[11]	25,000		25,000	25,000	25,000	25,000	25,000

1	For the six months ended March 31, 2010 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	Amount represents less than $0.005 per share.
4

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
7	Annualized.
8

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios including interest expense would have been 2.49% and 2.48%, respectively, and gross and net expense ratios excluding interest expense would both have been 1.81%.

9	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.
10	Reflects fee waivers and/or expense reimbursements.
11	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Collateralized senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), with the assistance of Citigroup Alternative Investments LLC (“CAI”), the Fund’s subadviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. LMPFA may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

14	LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized senior loans	—	$169,379,560	—	$169,379,560
Uncollateralized senior loans	—	1,306,554	—	1,306,554
Corporate bonds & notes	—	5,890,154	—	5,890,154
Common stocks:
Consumer discretionary	—	—	$152,272	152,272
Energy	$719,461	—	—	719,461
Total long-term investments	$719,461	$176,576,268	$152,272	$177,448,001
Short-term investment†	—	2,797,000	—	2,797,000
Total investments	$719,461	$179,373,268	$152,272	$180,245,001

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks
Investments In Securities	Collateralized Senior Loans	Consumer Discretionary	Total
Balance as of September 30, 2009	$ 544,579	$ 0 *	$544,579
Accrued premiums/discounts	—	—	—
Realized gain/(loss)[1]	(174,480)	—	(174,480)
Change in unrealized appreciation (depreciation)[2]	257,337	88,416	345,753
Net purchases (sales)	(454,355)	63,856	(390,499)
Net transfers in and/or out of Level 3	(173,081)	—	(173,081)
Balance as of March 31, 2010	—	$152,272	$152,272
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010[2]	—	$ 88,416	$ 88,416

*	Represents less that $1.00
[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report	15

(d) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(f) Cash flow information. The Fund invests in collateralized senior loans and securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(g) Collateralized senior loans. Collateralized Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Collateralized Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Collateralized Senior Loan, and purchase assignments and participations in Collateralized Senior Loans from third parties. Collateralized Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid 16,382 of federal excise taxes attributable to calendar year 2009 in March 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and CAI is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

16	LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA pays CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees are calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,365,849
Sales	40,346,672

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 3,125,322
Gross unrealized depreciation	(5,563,187)
Net unrealized depreciation	$(2,437,865)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2010, the Fund did not invest in any derivative instruments.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $50 million. Unless renewed, this agreement terminates on August 16, 2010. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended March 31, 2010 was $199,205. For the six months ended March 31, 2010, the Fund incurred commitment fees in the amount of $24,971. For the six months ended March 31, 2010, the Fund had an average daily loan balance outstanding of $25.5 million and the weighted average interest rate was 1.57%. At March 31, 2010, the Fund had $25.5 million of borrowings outstanding per this credit agreement.

6. Distributions subsequent to March 31, 2010

On April 15, 2010 and May 17, 2010, the Board of Directors of the Fund declared distributions in the amounts of $0.0440 and $0.0480 per share payable on April 30, 2010 and May 28, 2010, respectively to Common Stock Shareholders of record on April 23, 2010 and May 21, 2010, respectively.

7. Auction rate cumulative preferred stock

As of March 31, 2010, the Fund has 1400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased

LMP Corporate Loan Fund Inc. 2010 Semi-Annual Report	17

maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.197% to 0.332% during the six months ended March 31, 2010. At March 31, 2010, the current dividend rates were as follows:

	Series A	Series B
Current Dividend Rates	0.287%	0.257%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to declare and pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.05% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended March 31, 2010, CGM earned $8,827 as a participating broker/dealer.

8. Capital loss carryforward

As of September 30, 2009, the Fund had a net capital loss carryforward of approximately $13,501,324, of which $224,102 expires in 2010, $221,575 expires in 2011, $5,010,233 expires in 2012, $75,268 expires in 2013, $106,488 expires in 2014, $42,357 expires in 2015, $909,268 expires in 2016 and $6,912,033 expires in 2017. These amounts will be available to offset any future taxable capital gains.

18	LMP Corporate Loan Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of LMP Corporate Loan Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, on an annual basis approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Fund’s sub-adviser, Citigroup Alternative Investments LLC (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Adviser, as well as the management arrangements for the Fund and other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreement encompassed the Fund and, in the case of the Management Agreement, the other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered to the Fund by the Manager and the Sub-Adviser. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Sub-Adviser and their affiliates and the financial resources available to the corporate parent

LMP Corporate Loan Fund Inc.	19

of the Manager, Legg Mason Inc. (“Legg Mason”), to support its activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Adviser and others.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all loan participation closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper. The Performance Universe ranged from six to thirty-six funds for the 1-, 3-, 5- and 10-year periods ended June 30, 2009.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2009 was ranked second among the thirty-six funds in the Performance Universe for such period and that the Fund’s performance for each of the 3-, 5- and 10-year periods ended June 30, 2009 was ranked first among the funds in the Performance Universe for that period. The Board also considered the volatile market conditions during 2008 and early 2009 and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreement.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee payable to the Sub-Adviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and thirty-five other loan participation closed-end funds, as classified by Lipper. Net common share assets of the thirty-six funds in the Expense Universe ranged from $57.7 million to $2.142 billion. Only two funds in the Expense Universe were smaller than the Fund.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Fund’s contractual Management Fee was

20	LMP Corporate Loan Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

ranked in the second quintile among the funds in the Expense Universe; the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) on the basis of common assets only was ranked in the fourth quintile among the funds in the Expense Universe and was worse than the Expense Universe median; and the Fund’s actual total expenses on the basis of common assets only were ranked in the second quintile among the funds in the Expense Universe and were better than the Expense Universe median. The Lipper Expense Information showed that, on the basis of both common and leveraged assets, the Fund’s actual Management Fee and the Fund’s actual total expenses were ranked in the third and first quintiles, respectively, among the funds in the Expense Universe and were at or better than the Expense Universe median. The Board noted that the varying size of funds in the Expense Universe made meaningful comparisons difficult, especially since all but two of the other funds in the Expense Universe were larger than the Fund.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided to these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased by 9 percent over the period covered by the analysis. The Board concluded that the Manager’s profitability was not excessive in light of the nature, scope and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Adviser.

LMP Corporate Loan Fund Inc.	21

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

22	LMP Corporate Loan Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Corporate Loan Fund Inc. was held on January 26, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Voted for Election	Common Shares Withheld	Preferred Shares Voted for Election	Preferred Shares Withheld
Carol L. Colman	8,711,425	494,972	1,349	2
Riordan Roett	N/A	N/A	1,349	2
R. Jay Gerken	8,711,967	494,430	1,349	2

At March 31, 2010, in addition to Carol L. Colman, Riordan Roett and R. Jay Gerken the other Directors of the Fund were as follows:

Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Jeswald W. Salacuse

LMP Corporate Loan Fund Inc.	23

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a

24	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

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LMP

Corporate Loan Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA
President and Chief Executive Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Identity Theft Prevention Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Thomas C. Mandia
Assistant Secretary

Kaprel Ozsolak
Treasurer and Chief Financial Officer

Steven Frank
Controller

Albert Laskaj
Controller

Jeanne M. Kelly
Senior Vice President

LMP Corporate Loan Fund Inc.

55 Water Street
New York, NY 10041

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Citigroup Alternative Investments LLC

Auction agent

Deutsche Bank
60 Wall Street
New York, New York 10005

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, Massachusetts 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3909

New York Stock Exchange Symbol

TLI

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•        Information we receive from you on applications and forms, via the telephone, and through our websites;

•        Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•        Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD01642 5/10 SR10-1085

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.               CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.               EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date:	May 28, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Corporate Loan Fund Inc.

Date:	May 28, 2010